UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 17, 2011

CDI Corp.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-05519	23-2394430
(Commission File Number)	(IRS Employer Identification No.)

1717 Arch Street, 35th Floor, Philadelphia, PA	19103-2768
(Address of Principal Executive Offices)	(Zip Code)

(215) 569-2200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On February 17, 2011, CDI Corp. (sometimes referred to in this Report as “the Company”) issued a news release providing updated guidance regarding the Company’s financial results for its fourth fiscal quarter and its fiscal year ended December 31, 2010.  A copy of the Company’s February 17 news release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On February 22, 2011, the Company issued a news release reporting the Company’s financial results for its fourth fiscal quarter and its fiscal year ended December 31, 2010 and announcing a quarterly cash dividend of $0.13 per share.  A copy of the Company’s February 22 news release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

The information contained in this Report, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDI CORP.
(Registrant)

By:	/s/ Paulette Eberhart
Paulette Eberhart
President and Chief Executive Officer

Date:  February 22, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release dated February 17, 2011, issued by CDI Corp.
99.2	News Release dated February 22, 2011, issued by CDI Corp.